                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant [X]

Filed by a party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12


                           ELITE PHARMACEUTICALS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                       N/A
--------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

                                       N/A
     ---------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

                                       N/A
     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                                      N/A
     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

                                      N/A
     -------------------------------------------------------------------------

     (5) Total fee paid:

                                      N/A
     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

     (1) Amount Previously Paid:

                                       N/A
     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

                                       N/A
     -------------------------------------------------------------------------

     (3) Filing Party:

                                       N/A
     -------------------------------------------------------------------------

     (4) Date Filed:

                                       N/A
     -------------------------------------------------------------------------

                           ELITE PHARMACEUTICALS, INC.

                       Second Addendum to Proxy Statement

To:  Shareholders of Elite Pharmaceuticals, Inc.

     The annual meeting of the shareholders of Elite Pharmaceuticals, Inc. (the "Company") is scheduled for Thursday, October 11, 2001. The meeting was to have been held at 11:00 a.m. at the offices of the American Stock Exchange, 86 Trinity Place, New York, NY.

     Following the tragic events of September 11, 2001, the American Stock Exchange has informed the Company that, for security reasons, the Exchange will not permit companies to hold their annual meetings on its premises at least through the end of October.

     Accordingly, the annual meeting will still be held on Thursday, October 11, 2001, and the meeting will begin at 11:00 a.m. The meeting will be held at The Sheraton Crossroads Hotel, 1 International Boulevard, Crossroads Corporate Center, Mahwah, NJ 07495 (Phone: 201-529-1660).